FirstEnergy Corp. For Release: July 9, 2013
76 South Main Street
Akron, Ohio 44308
www.firstenergycorp.com

News Media Contact: Investor Relations Contact:
Todd Schneider Irene Prezelj
(330) 384-5500 (330) 384-3859

FirstEnergy to Deactivate Two Coal-Fired
Power Plants in Pennsylvania

Akron, Ohio – FirstEnergy Corp. (NYSE: FE) announced today that it expects to deactivate two coal-fired power plants located in Pennsylvania by October 9, 2013. The decision is based on the cost of compliance with current and future environmental regulations in conjunction with the continued low market price for electricity.

The plants scheduled to be deactivated are Hatfield’s Ferry Power Station in Masontown, Pa., and Mitchell Power Station in Courtney, Pa. The total capacity of these plants is 2,080 megawatts, representing approximately 10 percent of the company’s total generating capacity, but about 30 percent of the estimated $925 million cost to comply with the Environmental Protection Agency’s Mercury and Air Toxics Standards (MATS).

In total, about 380 plant employees and generation related positions are expected to be affected. Eligible employees will receive severance benefits through the FirstEnergy plan or as provided by their collective bargaining agreement.

Following the deactivation of the Hatfield’s Ferry and Mitchell power stations, FirstEnergy will continue to operate one of the nation’s largest, cleanest and most diversified electric generating fleets. The company’s fleet after the deactivations will be comprised of 56 percent coal, 22 percent nuclear, 13 percent renewables and 9 percent gas/oil, and will have a generating capacity of more than 18,000 megawatts.

With the deactivation of these two plants, in addition to the nine plants the company announced for deactivation last year, nearly 100 percent of the power generated by FirstEnergy will come from resources that are either non- or low-emitting, including nuclear, hydro, pumped-storage hydro, natural gas and scrubbed coal units. The company expects to invest approximately $650 million in MATS-related control technology to enhance or modify existing air quality equipment or install new equipment on its remaining facilities. Following these upgrades, FirstEnergy expects to reduce emissions of nitrogen oxides by 84 percent, sulfur dioxide by 95 percent and mercury by 91 percent below 1990 levels. In addition, the company expects to reduce carbon dioxide emissions 20 to 30 percent below 1990 levels by 2020.

The plant deactivations are subject to review for reliability impacts, if any, by PJM Interconnection, the regional transmission operator that controls the area where they are located.

FirstEnergy is a diversified energy company dedicated to safety, reliability and operational excellence. Its 10 electric distribution companies form one of the nation’s largest investor-owned electric systems, serving customers in Ohio, Pennsylvania, New Jersey, West Virginia, Maryland and New York. Its diverse generating fleet features non-emitting nuclear, scrubbed baseload coal, natural gas, hydro and pumped-storage hydro and other renewables, and currently has a total generating capacity of more than 20,000 megawatts. Visit FirstEnergy on the web at www.firstenergycorp.com, or follow FirstEnergy on Twitter @FirstEnergyCorp.

Forward-Looking Statements: This news release includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “believe,” “estimate” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual results may differ materially due to the speed and nature of increased competition in the electric utility industry, in general, and the retail sales market in particular, the impact of the regulatory process on the pending matters before FERC and in the various states in which we do business including, but not limited to, matters related to rates and pending rate cases, the uncertainties of various cost recovery and cost allocation issues resulting from ATSI's realignment into PJM, economic or weather conditions affecting future sales and margins, regulatory outcomes associated with Hurricane Sandy, changing energy, capacity and commodity market prices including, but not limited to, coal, natural gas and oil, and availability and their impact on retail margins, the continued ability of our regulated utilities to recover their costs, operation and maintenance costs being higher than anticipated, other legislative and regulatory changes, and revised environmental requirements, including possible GHG emission, water discharge, water intake and coal combustion residual regulations, the potential impacts of CAIR, and any laws, rules or regulations that ultimately replace CAIR, and the effects of the EPA's MATS rules including our estimated costs of compliance, the uncertainty of the timing and amounts of the capital expenditures that may arise in connection with any litigation, including NSR litigation or potential regulatory initiatives or rulemakings (including that such expenditures could result in our decision to deactivate or idle certain generating units), the uncertainties associated with the deactivation of certain older unscrubbed regulated and competitive fossil units including the decision to deactivate the Hatfield's Ferry and Mitchell Power Stations, the impact on vendor commitments, and the timing thereof as they relate to, among other things, the RMR arrangements and the reliability of the transmission grid, adverse regulatory or legal decisions and outcomes with respect to our nuclear operations (including, but not limited to the revocation or non-renewal of necessary licenses, approvals or operating permits by the NRC or as a result of the incident at Japan's Fukushima Daiichi Nuclear Plant), adverse legal decisions and outcomes related to ME's and PN's ability to recover certain transmission costs through their TSC riders, the impact of future changes to the operational status or availability of our generating units, the risks and uncertainties associated with litigation, arbitration, mediation and like proceedings, including, but not limited to, any such proceedings related to vendor commitments, replacement power costs being higher than anticipated or inadequately hedged, the ability to comply with applicable state and federal reliability standards and energy efficiency and peak demand reduction mandates, changes in customers' demand for power, including but not limited to, changes resulting from the implementation of state and federal energy efficiency and peak demand reduction mandates, the ability to accomplish or realize anticipated benefits from strategic and financial goals including, but not limited to, the ability to reduce costs and to successfully complete our announced financial plans designed to improve our credit metrics and strengthen our balance sheet, including but not limited to, proposed capital raising and debt reduction initiatives, the proposed West Virginia asset transfer and potential sale of non-core hydro assets, our ability to improve electric commodity margins and the impact of, among other factors, the increased cost of fuel and fuel transportation on such margins, the ability to experience growth in the Regulated Distribution segment and to continue to successfully implement our direct retail sales strategy in the Competitive Energy Services segment, changing market conditions that could affect the measurement of liabilities and the value of assets held in our NDTs, pension trusts and other trust funds, and cause us and our subsidiaries to make additional contributions sooner, or in amounts that are larger than currently anticipated, the impact of changes to material accounting policies, the ability to access the public securities and other capital and credit markets in accordance with our announced financial plan, the cost of such capital and overall condition of the capital and credit markets affecting us and our subsidiaries, actions that may be taken by credit rating agencies that could negatively affect us and our subsidiaries' access to financing, increase the costs thereof, and increase requirements to post additional collateral to support outstanding commodity positions, LOCs and other financial guarantees, changes in national and regional economic conditions affecting us, our subsidiaries and our major industrial and commercial customers, and other counterparties including fuel suppliers, with which we do business, issues concerning the stability of domestic and foreign financial institutions and counterparties with which we do business, and the risks and other factors discussed from time to time in our SEC filings, and other similar factors. Dividends declared from time to time on FE's common stock during any annual period may in the aggregate vary from the indicated amount due to circumstances considered by FE's Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. The foregoing review of factors should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy's business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy expressly disclaim any current intention to update, except as required by law, any forward-looking statements contained herein as a result of new information, future events or otherwise.

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